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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 27, 2005

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                        1-31447                 74-0694415
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                   1111 LOUISIANA
                   HOUSTON, TEXAS                                    77002
      (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 29, 2005, CenterPoint Energy, Inc. ("CenterPoint Energy") reported first quarter 2005 earnings. Certain information regarding CenterPoint Energy's first quarter 2005 earnings is included in Item 8.01 below. For additional information regarding CenterPoint Energy's first quarter 2005 earnings, please refer to CenterPoint Energy's press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release is incorporated by reference herein. The information in the Press Release is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 8.01.        OTHER EVENTS.

CENTERPOINT ENERGY'S FIRST QUARTER 2005 RESULTS

         Net income was $67 million, or $0.20 per diluted share, for the first quarter of 2005 compared to $74 million, or $0.22 per diluted share, for the same period of 2004.

         Net income for the first quarter of 2005 included $0.4 million of income from discontinued operations compared to $45 million, or $0.13 per diluted share, of income from discontinued operations for the first quarter of 2004.

         Income from continuing operations for the first quarter of 2005 was $67 million, or $0.20 per diluted share, compared to $29 million, or $0.09 per diluted share, for the first quarter of 2004. The first quarter of 2005 included income of $34 million pre-tax, or $22 million after-tax ($0.06 per diluted share), related to interest on CenterPoint Energy's authorized true-up balance.

QUASI-REORGANIZATION

         On April 27, 2005, the Board of Directors of CenterPoint Energy concluded that it will not implement the accounting reorganization it had expected to implement as of January 1, 2005. The accounting reorganization would have extinguished CenterPoint Energy's current retained earnings deficit in order to facilitate the payment of dividends under constraints imposed by the Public Utility Holding Company Act of 1935. After receiving management's report on the accounting effects of the proposed reorganization, the Board of Directors concluded that the action, if taken, would have negatively impacted CenterPoint Energy's common equity and would have adversely affected its schedule for achieving the 30 percent common equity level generally expected to be maintained by registered holding companies.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         The exhibit listed below is furnished pursuant to Item 2.02 of this Form 8-K.

                  (c)    Exhibits.

                 99.1 Press Release issued April 29, 2005 regarding CenterPoint Energy, Inc.'s first quarter 2005 earnings.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CENTERPOINT ENERGY, INC.



Date:  April 29, 2005                             By:  James S. Brian
                                                     ---------------------------
                                                       James S. Brian
                                                       Senior Vice President and
                                                       Chief Accounting Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             EXHIBIT DESCRIPTION
-------         ----------------------------------------------------------------

 99.1 Press Release issued April 29, 2005 regarding CenterPoint Energy, Inc.'s first quarter 2005 earnings